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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-99407 and 333-58730) and in the Registration Statements on Form S-8 (No. 333-60544, 333-60536, 333-60546, 333-60548, and
333-60542) of White Electronic Designs Corporation of our report dated November 6, 2002 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Phoenix, Arizona
December 18, 2002